UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

OLD API WIND-DOWN LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

666 Burrard Street, Suite 1700 Vancouver, BC V6C 2X8	11232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 754-2545

Aralez Pharmaceuticals Inc.

c/o Prime Clerk LLC, P.O. Box 329003, Brooklyn, New York

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On February 5, 2019, Aralez Pharmaceuticals Inc. (the “Company”), announced that the Company has changed its name from “Aralez Pharmaceuticals Inc.” to “Old API Wind-down Ltd.” as required in accordance with, and pursuant to, the terms and conditions of the Share Purchase Agreement, dated September 18, 2018, as amended, by and among the Company, its former Canadian subsidiary Aralez Pharmaceuticals Canada Inc. and Nuvo Pharmaceuticals Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2019	OLD API WIND-DOWN LTD.

	By:	/s/ Christopher Freeland
Christopher Freeland
General Counsel and Chief Operating Officer

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